AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2006

FILE NOS. 333-89183

811-09631

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 7	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 8	☒

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

280 PARK AVENUE, NEW YORK, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

COPY TO:

ROBERT H. STEERS	STUART H. COLEMAN, ESQ.
COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.	STROOCK & STROOCK & LAVAN LLP
280 PARK AVENUE, NEW YORK, NEW YORK 10017	180 MAIDEN LANE
(NAME AND ADDRESS OF AGENT OF SERVICE OF PROCESS)	NEW YORK, NEW YORK 10038

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

☐	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

☒	ON MAY 1, 2006 PURSUANT TO PARAGRAPH (B)

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

☐	ON [DATE] PURSUANT TO PARAGRAPH (A)(1)

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

☐	ON [DATE] PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

280 PARK AVENUE

NEW YORK, NEW YORK 10017

A NO-LOAD MUTUAL FUND

PROSPECTUS

Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

Telephone: (212) 832-3232

Transfer Agent

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Telephone: (800) 437-9912

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS
IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS
COMMITTING A CRIME.

MAY 1, 2006

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of Cohen & Steers Institutional Realty Shares, Inc. (the fund) is total return through investment in real estate securities. In pursuing total return, the fund seeks both capital appreciation and current income with approximately equal emphasis. The fund may change its investment objective without shareholder approval, although it has no current intention to do so.

Normally, the fund invests at least 80%, and normally substantially all, of its total assets in common stocks and other equity securities issued by domestic real estate companies, such as real estate investment trusts (REITs). A real estate company generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The fund invests primarily in shares of equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. One of the most important characteristics of REITs is that they are not subject to tax if they distribute to their shareholders substantially all of their income. As a result, REITs generally pay a higher dividend than other types of companies, although dividends paid by REITs will not generally be eligible to qualify as “qualified dividend income.” The fund can invest in real estate companies of any size. In making investment decisions on behalf of the fund, Cohen & Steers Capital Management, Inc., the investment manager (the manager), seeks real estate companies that it believes have strong growth prospects and are attractively priced relative to their projected growth rates. An investment may be sold when this is no longer the case or a better opportunity is identified.

The fund may invest up to 20% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities.

WHO SHOULD INVEST

The fund may be suitable for you if you are seeking:

•	Some exposure to real estate to add to your portfolio mix

•	A fund that may perform differently than a general stock or bond fund to add to your portfolio

•	Liquidity in a real estate-related investment

•	A fund offering the potential for both current income and long-term capital growth

•	A fund intended for institutional investors

The fund is designed for long-term investors. You should not invest in the fund unless your investment horizon is at least six months. The fund will take reasonable steps to identify and reject orders from market timers. In addition, the fund will charge a redemption fee on certain redemptions and exchanges. See How to Purchase and Sell Fund Shares—Frequent Purchases and Redemptions of Fund Shares and —How to Sell Fund Shares.

PRINCIPAL RISKS

Investment Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

Real Estate Markets and REIT Risk. Additionally, since the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Foreign Securities Risks. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares therefore can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

Non-Diversification. As a “non-diversified” investment company, the fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the fund could be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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HISTORICAL FUND PERFORMANCE

You should review the following information regarding the past performance of the fund. It shows how the fund’s investment return can change from year to year and how the fund’s returns can vary from the performance of selected broad market indexes over various time periods. This information is intended to give you some indication of the risk associated with an investment in the fund. Past performance (both before and after taxes) is not, however, an indication as to how the fund may perform in the future.

This chart shows the annual total return for each full calendar year since the fund commenced operations, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Highest quarterly return:    17.80% (quarter ended December 31, 2004)

Lowest quarterly return:    –8.90% (quarter ended September 30, 2002)

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This table shows the fund’s average annual total returns for the past year, the past five years and for the period since the fund commenced operations, and compares these returns with the performance of two indexes. Index performance does not reflect deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for the periods ended December 31, 2005)

	1 Year	5 Years	Since Inception**
Return Before Taxes	14.70%	19.14%	21.31%
Return After Taxes on Distributions	11.83%	16.44%	18.60%
Return After Taxes on Distributions and Sale of Fund Shares	11.58%	15.47%	17.48%
NAREIT Equity REIT Index*	12.17%	19.07%	20.79%
S&P 500 Index*	4.93%	0.52%	–0.24%

*	The NAREIT Equity REIT Index is comprised of 152 real estate investment trusts. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded equity REITs that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. Performance figures include reinvestment of income dividends and, for the fund, capital gains distributions. You should note that the fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

**	The inception date was February 14, 2000.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Management Fee	0.75%
Other Expenses*	0.01%

Total Annual Fund Operating Expenses	0.76%
Expense Reimbursement	(0.01)%

Net Expenses	0.75%

*	The manager has contractually agreed to reimburse the fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the fund. These other expenses include the fees and expenses of the fund’s independent directors, taxes, interest charged on borrowings, trade organization membership dues and federal and state registration fees. This arrangement does not cover extraordinary expenses. Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the advisor did not reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

OBJECTIVE

The investment objective of the fund is total return through investment in real estate securities. The fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. There can be no assurance that the fund will achieve its investment objective. The fund, of course, will concentrate its investments in the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES

In making investment decisions on behalf of the fund, the manager seeks real estate companies that it believes have strong growth prospects and are attractively priced relative to their projected growth rates. This approach is generally referred to as “growth at a reasonable price.” In selecting investments, the manager relies on a fundamental analysis of each company. The manager reviews each company’s potential for success in light of the company’s current financial condition, its industry position, and economic and market conditions. The manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management. The manager may sell an investment from the portfolio when the company’s fundamentals deteriorate, a target price is reached, or when the company appears substantially less desirable than another investment.

Real Estate Companies

For purposes of the fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or:

•	has at least 50% of its assets in such real estate

Under normal circumstances, the fund will invest at least 80%, and normally substantially all, of its assets in the equity securities of real estate companies. Shareholders will be provided with at least 60 days prior written notice of any change to this investment strategy. These equity securities can consist of:

•	common stocks (including REIT shares)

•	rights or warrants to purchase common stocks

•	securities convertible into common stocks where the conversion feature represents, in the manager’s view, a significant element of the securities’ value

•	preferred stocks

Real Estate Investment Trusts

The fund may invest, without limit, in shares of REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective. Dividends paid by REITs will not be eligible for the dividends received deduction under Section 243 of the Internal Revenue Code of 1986, as amended (the Code), and are generally not considered “qualified dividend income” eligible for reduced rates of taxation. The dividends received deduction generally allows

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corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008.

Types of REITs

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The fund invests primarily in equity REITs.

Foreign Securities

The fund may invest up to 20% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets. EDRs, in bearer form, are designed for use in the European securities markets. GDRs, in bearer form, are designated for use outside the United States. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

ADDITIONAL INVESTMENT INFORMATION

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information (SAI).

Defensive Position

When the fund’s manager believes that market or general economic conditions justify a temporary defensive position, the fund may deviate from its investment objective and invest all or any portion of its assets in high-grade fixed income securities without regard to whether the issuer is a real estate company. When and to the extent the fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The fund’s full portfolio holdings are published semi-annually. For the semi-annual periods ended June 30th and December 31st, the holdings are published in reports sent to shareholders and such reports are made available on http://cohenandsteers.com in the “Our Funds” section, within 60 days after the end of each semi-annual periods. The fund also posts top 10 holdings quarterly on the website, within 30 days after the end of each quarter. The holdings information posted on the website remains available until the next quarter’s holdings are posted.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

Because prices of equity securities fluctuate from day to day, the value of the fund’s portfolio and the price per share will vary based upon general market conditions.

General Risks of Securities Linked to the Real Estate Market

The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of the fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self- liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (1940 Act). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

Risks of Investment in Foreign Securities

The fund may be subject to additional investment risks for foreign securities that are different in some respects from those incurred by investments in securities of domestic issuers. Such risks include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on income payable on the securities, the possible

8

establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payments on such securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S. and foreign securities markets may have substantially less volume than U.S. securities’ markets, making many foreign issuers less liquid and more volatile than securities of comparable domestic issuers.

Portfolio Turnover

The fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the fund. High portfolio turnover may result in the realization of net short-term capital gains by the fund which, when distributed to shareholders, will be taxable as ordinary income. See Additional Information—Tax Considerations.

MANAGEMEN T OF THE FUND

THE M ANAGER

Cohen & Steers Capital Management, Inc., located at 280 Park Avenue, New York, New York 10017, has been retained as the fund’s investment manager. The manager, a registered investment advisor, was formed in 1986 and its current clients include pension plans and investment companies, including each of the open-end and closed-end Cohen & Steers funds. The manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Under its management agreement with the fund, the manager furnishes a continuous investment program for the fund’s portfolio, makes the day-to-day investment decisions for the fund, and generally manages the fund’s investments in accordance with the stated policies of the fund, subject to the general supervision of the board of directors of the fund. The manager also performs certain administrative services for the fund, and provides persons satisfactory to the board of directors of the fund to serve as officers of the fund. Such officers, as well as certain other employees and directors of the fund, may be directors, officers, or employees of the manager. The manager selects brokers and dealers to execute the fund’s portfolio transactions.

For its services under the management agreement, the fund pays the manager a monthly management fee at the annual rate of 0.75% of the average daily net asset value of the fund. The manager pays all expenses of the fund except for brokerage fees, taxes, interest, fees and expenses of the independent directors (including fees and expenses of their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and extraordinary expenses. Certain broker-dealers and financial intermediaries may charge

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the manager fees for administrative services that such dealers provide to fund shareholders, which the manager will pay from its own resources.

A discussion regarding the board of director’s basis for approving the management agreement is available in the fund’s semi-annual report for the period ended June 30, 2005.

PORTFOLIO MANAGERS

The fund’s portfolio managers are:

•	Martin Cohen—Mr. Cohen has been a portfolio manager of the fund since inception. He is a director and co-chairman of the fund. He is co-chairman and co-chief executive officer of the advisor and its parent company, Cohen & Steers, Inc. (“CNS”), and vice president of Cohen & Steers Securities, LLC, the fund’s distributor (the distributor).

•	Robert H. Steers—Mr. Steers has been a portfolio manager of the fund since inception. He is a director and co-chairman of the fund. He is co-chairman and co-chief executive officer of the advisor and its parent company, CNS, and vice president of the distributor.

•	Joseph M. Harvey—Mr. Harvey has been a portfolio manager of the fund since 2005. He is a vice president of the fund. He joined the advisor in 1992 and currently serves as president of the advisor and CNS.

•	James S. Corl—Mr. Corl has been a portfolio manager of the fund since 2004. He is a vice president of the fund. Mr. Corl joined the advisor in 1997 and currently serves as executive vice president of the advisor and CNS.

The manager utilizes a team-based approach in managing the fund. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the fund’s investment strategy, and lead and guide the other members of the manager’s real estate securities investment team. In addition, Mr. Corl serves as chief investment officer of real estate securities investment management for the manager and in this role he oversees the manager’s securities research analysts.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the fund.

HOW TO PURCHASE AND SELL FUND SHARES

PRICING OF FUND SHARES

The price at which you can purchase and redeem the fund’s shares is the net asset value (NAV) of the shares next determined after we receive your order in proper form. Proper form means that your request includes the fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered in the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

We calculate our NAV per share as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the next day’s NAV. The fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other

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intermediaries on the fund’s behalf. The fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. We determine NAV per share by adding the market value of all securities and other assets in the fund’s portfolio, subtracting the fund’s liabilities, and dividing by the total number of shares of the fund then outstanding.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund’s board of directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund’s use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

The fund reserves the right to reject any purchase order and to withdraw or suspend the offering of shares at any time. the fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

PURCHASE MINIMUMS

You may open an account with the fund with a minimum investment of $3,000,000. Additional investments must be at least $10,000. (We are authorized to waive these minimums for particular investors.)

You may invest in the fund through authorized accounts with certain broker-dealers and other financial intermediaries or directly through the distributor. Intermediaries who, in the aggregate, invest more than $3,000,000 on behalf of their clients are free to increase or decrease the investment minimums for their clients.

For accounts opened directly through the distributor, a completed and signed subscription agreement is required.

FORM OF PAYMENT

We will accept payment for shares in three forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or Federal Reserve Wire of federal funds.

3. At the fund’s discretion, marketable securities having a value that meets the investment minimum.

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Initial Purchase By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

•	name of the fund

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number (where applicable)

•	dividend payment election

•	amount to be wired

•	name of the wiring bank

•	name and telephone number of the person to be contacted in connection with the order

The transfer agent will assign you an account number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase Minimums above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA # 99055287

Attn: Cohen & Steers Institutional Realty Shares

For further credit to: (account name)

Account Number: (provided by transfer agent)

3. Complete the subscription agreement included in this prospectus and mail it to the transfer agent:

Boston Financial Data Services

Attn: Cohen & Steers Funds

P.O. Box 8123

Boston, Massachusetts 02266-8123

Initial Purchase By Mail

1. Complete the subscription agreement included in this prospectus.

2. Mail the subscription agreement and a check in at least the required minimum amount (see Purchase Minimums above), payable to the fund, to the transfer agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

•	name of the fund

•	account number

•	amount to be wired

•	name of the wiring bank

•	name and telephone number of the person to be contacted in connection with the order

2. Instruct the wiring bank to transmit at least the required minimum amount (see Purchase Minimums above) to the custodian:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

ABA # 011000028

Account: DDA # 99055287

Attn: Cohen & Steers Institutional Realty Shares

For further credit to: (account name)

Account Number: (provided by transfer agent)

Additional Purchases By Mail

1. Make a check payable to the fund in at least the required minimum amount (see Purchase Minimums above). Write your fund account number on the check.

2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the transfer agent at the address set forth above.

Automatic Purchase Plan

You may purchase additional shares of the fund by automated clearing house (ACH). To elect the

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PURCHASES OF FUND SHARES

Auto-Buy option, select it on your subscription agreement or call the transfer agent and request an optional shareholder services form. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.

You may purchase the fund’s shares through authorized dealers and other financial intermediaries. These entities are responsible for promptly transmitting purchase orders to the distributor and may impose transaction fees that are in addition to any other fees described in this

PURCHASES THROUGH DEALERS AND INTERMEDIARIES

prospectus. Such fees may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about any additional charges that may apply.

PURCHASES THROUGH THE DISTRIBUTOR

You may also purchase shares of the fund directly through the distributor by mailing a check made payable to Cohen & Steers Institutional Realty Shares, Inc. along with the completed subscription agreement to Cohen & Steers Institutional Realty Shares, Inc. c/o Boston Financial Data Services, P.O. Box 8123, Boston, Massachusetts 02266-8123.

AUTOMATIC INVESTMENT PLAN

The fund’s automatic investment plan (the plan) provides a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan section of subscription agreement included with this prospectus or contact your dealer. The market value of the fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying the fund by mail or phone.

EXCHANGE PRIVILEGE

You may exchange some or all of your fund shares for shares of the other Cohen & Steers open-end funds. If you exchange fund shares for shares of a multi-class Cohen & Steers fund, you will be subject to applicable sales charges.

The fund also makes available for exchange shares of SSgA Money Market Fund, which is advised by State Street Bank and Trust Company. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See Additional Information—Tax Considerations. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Your broker may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We

13

may modify or revoke the exchange privilege for all shareholders upon 60 days prior written notice, and this privilege may be revoked immediately with respect to any shareholder if the fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the transfer agent at (800) 437-9912.

HOW TO SELL FUND SHARES

You may sell or redeem your shares through your dealer or other financial intermediary, by telephone or through the transfer agent. If your shares are held by your dealer or intermediary in “street name,” you must redeem your shares through that dealer or intermediary.

Redemptions Through Dealers and Other Intermediaries

If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the distributor. Dealers and intermediaries may impose charges for handling redemption transactions placed through them that are in addition to any other charges described in this prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about additional charges that may apply.

Redemption By Telephone

To redeem shares by telephone, call the fund’s transfer agent at (800) 437-9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of trading of the NYSE that day, generally 4:00 p.m., eastern time. If we receive your telephone redemption request after the close of trading on the NYSE, your redemption will be honored at the next day’s price.

If you would like to change your telephone redemption instructions, you must send the transfer agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.

We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days notice to shareholders.

Redemption By Mail

You can redeem fund shares by sending a written request for redemption to the transfer agent:

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Attn: Cohen & Steers Institutional Realty Shares

A written redemption request must:

•	state the number of shares or dollar amount to be redeemed

•	identify your account number and tax identification number

•	be signed by each registered owner exactly as the shares are registered

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the transfer agent together with a redemption request.

For redemptions made by corporations, executors, administrators or guardians, the transfer agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For

14

additional information regarding the specific documentation required, contact the transfer agent at 800-437-9912.

The transfer agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.

Payment of Redemption Proceeds. The fund will send you redemption proceeds by check. If you made an election on the subscription agreement to receive redemption proceeds by wire, the fund will send the proceeds by wire to your designated bank account. The transfer agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more.

The fund will pay redemption proceeds in cash, by check or wire, unless the board of directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the fund. In the event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the fund transferred into your name. You would then incur brokerage costs in converting the securities to cash.

Signature Guarantee. You may need to have your signature guaranteed in certain situations, such as:

•	written requests to wire redemption proceeds (if not previously authorized on the subscription agreement)

•	sending redemption proceeds to any person, address or bank account not on record

•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours

•	establishing certain services after the account is opened

The signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible institution in accordance with the transfer agent’s signature guarantee procedures. The transfer agent’s procedures generally permit guarantees by banks, broker-dealers, national securities exchanges, securities associations, clearing agencies and savings associations.

Redemption of Small Accounts

If your fund account has a value of $100,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value to $3,000,000 (the minimum purchase amount) or more and avoid having the fund automatically liquidate your account.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is designed for long-term investors with investment horizons of at least six months. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of a fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance.

Because of potential harm to the fund and its long-term investors, the board of directors of the fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the manager monitors purchase, exchange and redemption activity in fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the

15

fund’s shares. Therefore, there are no specific restrictions on the volume or number of purchases, exchanges or redemptions of fund shares a shareholder may make, although the fund reserves the right to reject or refuse any purchase request (including those that are part of exchange activity) that could adversely affect the fund or its operations. If, based on these procedures, the manager believes that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of fund shares.

Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.

The fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.

Due to the complexity and subjectivity involved in identifying excessive trading and market timing activity and the volume of shareholder transactions, there can be no guarantee that the fund will be able to identify and restrict such activity in all cases. Additionally, the fund is unable to directly monitor the trading activity of beneficial owners of the fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares without the identity of the particular shareholder(s) being known to the fund. Accordingly, the ability of the fund to monitor and detect excessive share trading activity through omnibus accounts is limited, and there is no guarantee that the fund will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading.

ADDITIONAL INFORMATION

OTHER COMPENSATION

The manager and the distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. Please contact your dealer or intermediary for details about payments it may receive. For further information, please consult the SAI.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare and pay dividends from its investment income quarterly. The fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The transfer agent will automatically reinvest your dividends and distributions in additional shares of the fund unless you elect to have them paid to you in cash.

TAX CONSIDERATIONS

The following brief tax discussion assumes you are a U.S. shareholder. In the SAI we have provided more detailed information regarding the tax consequences of investing in the fund.

Dividends paid to you out of the fund’s “investment company taxable income” as that term is defined in the Code, determined without regard to the deduction for dividends paid, will be taxable to you as ordinary dividend income. If a portion of the fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the fund may be eligible for the corporate dividends

16

received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the fund. Dividend income that the fund receives from REITs will generally not be treated as qualified dividend income. The fund does not expect a significant portion of fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your fund shares. A distribution of an amount in excess of the fund’s earnings is treated as a non-taxable return of capital that reduces your tax basis in your fund shares; any such distributions in excess of your tax basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or redeem your fund shares, or exchange them for shares of another Cohen & Steers open-end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending on your holding period for the shares.

We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

The fund has elected to be treated as, and intends to qualify each year as, a regulated investment company under U.S. federal income tax law. If the fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net tax-exempt interest, the fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. If the fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on December 31 of such calendar year, plus any ordinary income and capital gain net income from previous years that was not distributed, then the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax. If in any taxable year the fund fails to qualify as a regulated investment company under the Code, the fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the fund in computing its taxable income.

Fund distributions also may be subject to state and local taxes.

You should consult with your own tax advisor regarding the particular consequences of investing in the fund.

17

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information (such as your address and social security number) on subscription agreements and requests for forms or other literature and through account transactions with us (such as purchases, sales and requests for account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials.

These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*	This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the fund’s audited financial statements, are included in the fund’s current annual report which is available free of charge upon request.

	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of period	$45.47	$37.34	$29.41	$30.97	$30.89

Income from investment operations:
Net investment income	0.81	0.99	1.10	1.28	1.35
Net realized and unrealized gain/(loss) on investments	5.77	13.11	9.78	(0.28)	0.43

Total income from investment operations	6.58	14.10	10.88	1.00	1.78

Less dividends and distributions to shareholders from:
Net investment income	(0.81)	(0.99)	(1.10)	(1.29)	(1.33)
Net realized gain on investments	(5.36)	(4.80)	(1.53)	(1.23)	(0.26)
Tax return of capital	(0.32)	(0.18)	(0.32)	(0.04)	(0.11)

Total dividends and distributions to shareholders	(6.49)	(5.97)	(2.95)	(2.56)	(1.70)

Net increase/(decrease) in net asset value	0.09	8.13	7.93	(1.56)	0.08

Net asset value, end of period	$45.56	$45.47	$37.34	$29.41	$30.97

Total investment return	14.70%	38.78%	38.04%	3.06%	6.02%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,012.1	$1,006.2	$888.7	$615.7	$594.2

Ratio of expenses to average daily net assets (before expense reduction)	0.76%	0.76%	0.77%	0.76%	0.77%

Ratio of expenses to average daily net assets (net of expense reduction)	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average daily net assets (before expense reduction)	1.65%	2.23%	3.24%	4.06%	4.30%

Ratio of net investment income to average daily net assets (net of expense reduction)	1.67%	2.24%	3.26%	4.07%	4.33%

Portfolio turnover rate	34%	29%	35%	38%	41%

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COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

THE USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: when you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. this information will be verified to ensure the identity of all individuals opening a mutual fund account.

SUBSCRIPTION AGREEMENT

1	Account Type (Please print; indicate only one registration type)
☐	A. Individual or Joint Account*

	-	-
Name	Social Security Number**		Date of Birth

	-	-
Name of Joint Owner, if any	Social Security Number**		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien ☐ Nonresident Alien***:

Country of Citizenship

☐	B. Uniform Gifts/Transfers to Minors (UGMA/UTMA)

	-	-
Custodian’s name (only one permitted)	Social Security Number**		Date of Birth
	-	-
Minor’s name (only one permitted)	Social Security Number**		Date of Birth

under the Uniform Gifts/Transfers to Minors Act
(state residence of minor)

Citizenship of custodian:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

Citizenship of minor:	☐	U.S. Citizen	☐	Resident Alien	☐	Nonresident Alien***:
Country of Citizenship

☐	C. Trust, Corporation or Other Entity

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement

Check the box that describes the entity establishing the account:

☐	U.S. Financial Institution governed by a federal regulator.

☐	Bank governed by a U.S. state bank regulator.

☐	Corporation. Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange, American Stock Exchange or Nasdaq Stock Market. If so, please provide ticker symbol:

☐	Retirement plan governed by ERISA.

☐	Trust. Attach a copy of the Trust Agreement.

☐	Partnership. Attach a copy of Partnership Agreement.

☐	U.S. Government Agency or Instrumentality.

☐	Other. Attach copy of document that formed entity or by laws or similar document.

Call (800) 437-9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	Nonresident aliens must include a copy of a government-issued photo ID with this application.

2	Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien ☐ Nonresident Alien**:

Country of Citizenship

(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)

*	If applied for, include a copy of application for social security number.
**	Nonresident aliens must include a copy of a government-issued photo ID with this application.

3	Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted) Registrant Street Address

( )
Street	Home Telephone Number
( )
City and State Zip Code	Business Telephone Number

Mailing Address	City	State	Zip

Joint Registrant Street Address (required if different than Registrant Address above)

Address	City	State	Zip

4	Investment Information

$                          Amount to invest ($3,000,000 minimum investment). Do not send cash. Investment will be paid for by

(please check one):

☐	Check or draft made payable to “Cohen & Steers Institutional Realty Shares, Inc.”

☐	Wire through the Federal Reserve System.*

☐	Investment of Marketable Securities (call the fund at 1-800-330-REIT for details).

*	Call (800) 437-9912 to notify the fund of investments by wire and to obtain an account number. See the Purchase of Fund Shares section of the prospectus for wire instructions.

5	Automatic Investment Plan

A.	The automatic investment plan makes possible regularly scheduled monthly purchases of fund shares. The fund’s transfer agent can arrange for an amount of money selected by you ($10,000 minimum) to be deducted from your checking account and used to purchase shares of the fund.

Please debit $                            from my checking account beginning on                            *.

(Month)

Please debit my account on (check one):  ☐  1st of Month        ☐  15th of Month

B.	☐ Check here to establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having money ($10,000 minimum) deducted from your checking account.*

*	To initiate the automatic investment plan or the Auto-Buy option, section 9 of this subscription agreement must be completed.

Please continue application on reverse side.

6	Exchange Privileges

Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the EXCHANGE PRIVILEGE section of the prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

☐	I decline the exchange privilege.

7	Redemption Privileges

Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

☐	I authorize the transfer agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the fund’s current prospectus.

☐	I wish to have redemption proceeds paid by wire (please complete Section 9).

8	Distribution Options

Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional fund shares.

Dividends	☐ Reinvest.	☐ Pay in cash.

Capital Gains	☐ Reinvest.	☐ Pay in cash.

☐	I wish to have my distributions paid by wire (please complete Section 9).

9	Bank of Record (for Wire Instructions and/or Automatic Investment Plan)

Please attach a voided check from your bank account.

Bank Name	Bank ABA Number

Street or P.O. Box	Bank Account Number

City and State Zip Code	Account Name

10	Signature and Certifications

(a)	By signing this agreement, I represent and warrant that:

(1)	I have the full right, power, capacity and authority to invest in the fund;

(2)	I am of legal age in my state of residence or am an emancipated minor;

(3)	All of the information on this agreement is true and correct; and

(4)	I will notify the fund immediately if there is any change in this information.

(b)	I have read the current prospectus of the fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the fund’s prospectus as in effect from time to time. Further, I agree that the fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the fund may rely on the instructions of any one account owner unless all owners specifically instruct the fund otherwise.

(c)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:

(1)	The taxpayer identification number and tax status shown on this form are correct.

(2)	I am not subject to backup withholding because:

•	I am exempt from backup withholding, OR

•	I have not been notified by the Internal Revenue Service (“IRS”) that i am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•	The IRS has notified me that i am no longer subject to backup withholding.

NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2.

(3)	I am a U.S. person (including resident alien).

(d)	If I am a nonresident alien, I understand that I am required to complete and attach the appropriate Form W-8 to certify my foreign status.

(1)	Indicate country of residence for tax purposes
Under penalty of perjury, I certify that I am not a U.S. citizen or resident alien and I am an exempt foreign person as defined by the IRS.

(e)	Additional Certification:

(1)	Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.

(2)	I agree to provide such information and execute and deliver such documents as the fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the fund may be subject, including compliance with anti-money laundering laws.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

x		x

Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a national securities exchange.

Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123

TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Institutional Realty Shares, Inc., the following documents are available to you without any charge either upon request or at http://cohenandsteers.com:

•	Annual/Semi-Annual Reports—Additional information about the fund’s investments is available in the fund’s annual and semi-annual report to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its most recent fiscal year.

•	Statement of Additional Information—Additional information about the fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this prospectus and is legally considered to be part of the prospectus.

To request a free copy of any of the materials described above, as well as other information, or to make any other inquiries, please contact us:

By telephone	(800) 437-9912

By mail	Cohen & Steers Institutional Realty Shares, Inc. c/o Boston Financial Data Services P.O. Box 8123 Boston, Massachusetts 02266-8123

By e-mail	marketing@cohenandsteers.com

On the Internet	http://cohenandsteers.com

This information may also be available from your broker or financial advisor. In addition, information about the fund (including the fund’s SAI) may be obtained from the Securities and Exchange Commission (the SEC):

•	By going to the SEC’s Public Reference Room in Washington, D.C., where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850.

•	By accessing the SEC’s Internet site at http://sec.gov where you can view, download and print the information.

•	By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

280 PARK AVENUE, NEW YORK, NEW YORK 10017

SEC File No. 811-09631

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2006

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of Cohen & Steers Institutional Realty Shares, Inc., dated the same date as this Statement of Additional Information, as supplemented from time to time (the “Prospectus”). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Financial Statements and notes contained in the Annual and Semi-Annual Reports are incorporated by reference into this Statement of Additional Information. Copies of the Statement of Additional Information, Prospectus, Annual and Semi-Annual Reports may be obtained free of charge by writing the address or calling the phone number shown above.

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Institutional Realty Shares, Inc. (the “Fund”) is a non-diversified, no-load, open-end, investment management company organized as a Maryland corporation on October 13, 1999.

Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectus relating to the fund’s investments and risks. Except as otherwise provided below, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders.

REAL ESTATE INVESTMENT TRUSTS

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.

FOREIGN SECURITIES

The fund may invest up to 20% of total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities.

The fund may be subject to additional investment risks for foreign securities that are different in some respects than those incurred by investments in securities of domestic issuers. Such risks include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities. There can be no assurance that such laws will not become applicable to certain of the fund’s investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer; brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the

U.S.; foreign securities markets may have substantially less volume than U.S. securities’ markets, making many foreign issuers less liquid and more volatile than securities of comparable domestic issuers; and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income. See “Taxation.”

SECURITIES LENDING

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

PREFERRED STOCK, WARRANTS AND RIGHTS

The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if, immediately after such investment, more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commerc ial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act, adopted by the Securities and Exchange Commission (the “SEC”), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally ceates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

Cohen & Steers Capital Management, Inc., the fund’s investment manager (the “Manager”) will monitor the liquidity of restricted securities in the Fund’s portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Manager will consider, among other things, the following factors:

(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security, and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

REPURCHASE AGREEMENTS

The Fund may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be maintained in a segregated account with the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of the transactions if interest rates, currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in interest rates, currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

OPTIONS ON SECURITIES AND STOCK INDICES

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same security and in the same principal amount as the put written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY CONTRACTS AND CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the fund’s current commitment under the forward contract will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Fund will not enter into such forward contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. To the extent such contracts would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward contracts.

In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into exchange-traded foreign currency futures. U.S. exchange-traded futures are regulated by the CFTC. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS

Options, futures and forward contracts are forms of derivatives. The use of options futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the Manager’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund has no current intention of entering into futures transactions other than for traditional hedging purposes.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as commodity pool operator under the Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Fund does not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings reports are also filed with the SEC within 60 days after the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days after the end of the first and third quarters as part of Form N-Q. In addition, the Fund publishes its top 10 holdings semi-annually on the Cohen & Steers website, within 30 days after the end of each semi-annual period. One day after the full holdings and top 10 holdings have been published, employees of the Manager may freely distribute them to third parties. The holdings information posted on the website remains available until the next semi-annual period’s holdings have been posted.

The following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. The Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, and research firms for legitimate business purposes). Disclosure is conditioned on receipt of a written confidentiality agreement, including a duty not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by an officer of the Fund. Under these circumstances, the Fund’s portfolio holdings may be disclosed to the following third parties:

Automatic Data Processing, Inc., Charles River Systems, Inc., R.S. Rosenbaum & Co., Inc., RR Donnelley Financial, Merrill Corporation, Lipper, Princeton Financial Systems, Inc. and S&P.

2. The Fund’s portfolio holdings may also be disclosed between and among the Fund’s Manager, distributor, administrator, sub-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Manager, distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. The Fund’s Manager, administrator, sub-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the funds’ portfolio holdings.

4. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit or (3) as required by court order.

Neither the Fund, the Manager nor any other party receives any compensation in connection with the disclosure of the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) having the chief compliance officer of the Fund oversee the implementation and enforcement of the portfolio holdings disclosure policies and procedures, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters that may arise in connection with any material portfolio holdings disclosure, and (3) considering whether to approve or ratify any amendment to the portfolio holdings disclosure policies.

The Board of Directors of the Fund believes that the limited disclosure of the Fund’s portfolio holdings to affiliates of the Fund for legitimate business purposes is in the best interest of Fund shareholders.

INVESTMENT RESTRICTIONS

The investment objective and the principal investment strategies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

2. Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

3. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

4. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

5. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

6. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

7. With the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries;

8. Purchase restricted or “illiquid” securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act);

9. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

10. Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-

to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply;

11. Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indices, and (b) write covered put and call options on securities and securities indices, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. “Majority of the outstanding voting securities” means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 13 above, are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Manager, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each director and officer of the Fund is also a director or officer of some or all of the other sixteen funds in the Cohen & Steers Fund Complex.

Name, Address and Age*	Position Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served
Interested Directors
Robert H. Steers(1) Age: 53	Director and Co-Chairman	Until Next Election of Directors	Co-Chairman, Co-Chief Executive Officer of the Manager since 2003 and its parent, Cohen & Steers, Inc., since 2004. Prior to that, Chairman of the Manager. President of Cohen & Steers Securities, LLC, the Fund’s distributor.	17	Since Inception

Martin Cohen(1)** Age: 57	Director and Co-Chairman	Until Next Election of Directors	Co-Chairman, Co-Chief Executive Officer of the Manager since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Manager. Vice President of Cohen & Steers Securities, LLC, the Fund’s distributor.	17	Since Inception

Disinterested Directors
Bonnie Cohen** Age: 63	Director	Until Next Election of Directors	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	Since December 2001

George Grossman Age: 52	Director	Until Next Election of Directors	Attorney-at-law.	17	Since Inception

Richard E. Kroon Age: 63	Director	Until Next Election of Directors	Board member of Finlay Enterprises, Inc. (operator of department store fine jewelry leased departments), and a member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	17	Since November 2004

Name, Address and Age*	Position Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served

Richard J. Norman Age: 62	Director	Until Next Election of Directors	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	Since December 2001

Frank K. Ross Age: 62	Director	Until Next Election of Directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	Since March 2004

Willard H. Smith Jr. Age: 69	Director	Until Next Election of Directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	Since Inception

C. Edward Ward, Jr. Age: 59	Director	Until Next Election of Directors	Member of the Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	Since November 2004

*	The address for all Directors is 280 Park Avenue, New York, NY 10017.

**	Martin Cohen and Bonnie Cohen are unrelated.

(1)	“Interested person”, as defined in the 1940 Act, of the Fund because of affiliation with the Manager (“Interested Directors”).

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*†	Position(s) Held with Fund	Principal Occupation During Past Five Years
Joseph M. Harvey Age: 42	Vice President since 2004	President of the Manager since 2003 and Cohen & Steers Inc., since 2004. Prior to that, Senior Vice President of the Manager and director of investment research.
Adam M. Derechin Age: 41	President and Chief Executive Officer since 2005	Chief Operating Officer of the Manager since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, Senior Vice President of the Manager.
Lawrence B. Stoller Age: 42	Secretary since 2005	Executive Vice President and General Counsel of the Manager and Cohen & Steers, Inc. since 2004. Chief Legal Officer of Cohen & Steers Securities, LLC. Prior to that, Senior Vice President of the Manager since 1999.
James S. Corl Age: 39	Vice President since 2005	Executive Vice President of the Manager since 2004. Prior to that, Senior Vice President of the Manager.
Jay J. Chen Age: 43	Treasurer since 2006	Senior Vice President of the Manager since 2003. Prior to that he was Vice President of the Manager.
John E. McLean Age: 35	Assistant Secretary since 2005	Vice President and Associate General Counsel of the Manager since September 2003. Prior to that, Vice President, Law & Regulation, J. & W. Seligman & Co. Incorporated (money manager); and Associate, Battle Fowler LLP (law firm).

Name, Address and Age*†	Position(s) Held with Fund	Principal Occupation During Past Five Years
Lisa Phelan Age: 37	Chief Compliance Officer since 2006	Vice President of the Manager since 2006. Prior to joining the Manager in 2004, Chief Compliance Officer of Avatar Associates And Overture Asset Managers from 2003 to 2004 Prior to that, First Vice President, Risk Management, for Prudential Securities, Inc.

*	The address for all officers is 280 Park Avenue, New York, NY 10017.

†	Officers serve until their resignation, removal or retirement.

All of the officers of the Fund listed above may also be officers of some or all of the other Cohen & Steers funds and are officers or employees of the Manager and its affiliates. Their affiliation with the Fund and with the Manager are provided under their principal business occupations.

The following table provides information concerning the dollar range of the Fund’s securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.

	Dollar Range of Equity Securities in the Fund as of December 31, 2005	Aggregate Dollar Range of Securities in the Cohen & Steers Fund Complex as of December 31, 2005
Robert H. Steers	none	over $100,000
Martin Cohen	none	over $100,000
Bonnie Cohen	none	over $100,000
George Grossman	none	over $100,000
Richard E. Kroon	none	$10,001-$50,000
Richard J. Norman	none	over $100,000
Frank K. Ross	none	over $100,000
Willard H. Smith Jr	none	over $100,000
C. Edward Ward, Jr.	none	$10,001-$50,000

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act, and none of their immediate family members, owns any securities issued by the Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Manager.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. The Fund’s Board of Directors has four standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in 1940 Act (“Independent Directors”). The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit, Nominating, Contract Review and Governance Committees met two, zero, one and one times, respectively during the fiscal year ended December 31, 2005.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board of

Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing management and other contracts that the Fund has with the Manager and to select third parties to provide evaluation reports and other information regarding the services provided by the Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent Directors for service on the Board and any Board committee.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of Directors by the Cohen & Steers Fund Complex for the year ended December 31, 2005. Officers of the Fund and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex which is a U.S. registered investment company. Each Independent Director is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the seventeen funds that each Director served in the fund complex during the fiscal year ended December 31, 2005. The Directors do not receive any pensions or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2005

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation From Cohen & Steers Fund Complex Paid to Directors
Bonnie Cohen(1,3), Director	$6,647	$104,875
Martin Cohen(2), Director and Co-Chairman	—	—
George Grossman(1,3), Director	6,647	104,875
Richard E. Kroon(1,3), Director	6,500	102,375
Richard J. Norman(1,4), Director	6,647	104,875
Frank K. Ross(1,3), Director	6,794	107,375
Willard H. Smith, Jr.(1,4), Director	6,500	102,375
Robert H. Steers(2), Director and Co-Chairman	—	—
C. Edward Ward, Jr.(1,4), Director	6,500	102,375

(1)	Member of the Nominating Committee and Contract Review Committee.

(2)	Interested Director.

(3)	Member of the Audit Committee.

(4)	Member of the Governance Committee.

PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS

As of April 15, 2006, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Fund as follows:

Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	41.45%

Northern Trust Company, as Trustee P.O. Box 92956 Chicago, IL 60675-2956	6.71%

MANAGEMENT OWNERSHIP

As of April 15, 2006, Directors and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER

Cohen & Steers Capital Management, Inc., located at 280 Park Avenue, New York, New York 10017, is the investment manager of the Fund.

The Manager, a registered investment advisor was formed in 1986 and its current clients include pension plans and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

The Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.” Martin Cohen and Robert Steers are deemed controlling persons of the Manager on the basis of their ownership of the stock in CNS.

Pursuant to a management agreement (the “Management Agreement”), the Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily value of the net assets of the Fund. For the fiscal years ended December 31, 2005, 2004 and 2003, the Manager received $7,518,719, $6,956,275 and $5,456,142 in management fees, respectively. The Manager reimbursed the Fund $129,113, $130,131 and $162,591 in expenses for the fiscal years ended December 31, 2005, 2004 and 2003, respectively, as per the contractual agreement between the Fund and the Manager to have total annual expenses never exceed 0.75% of average daily net assets. Therefore, the net management fees amounted to $7,389,606, $6,826,144 and $5,293,551 for the fiscal years ended December 31, 2005, 2004 and 2003, respectively. The Manager pays all expenses of the Fund except for brokerage fees, taxes, interest, fees and expenses of the Independent Directors (including fees and expenses of independent counsel and other independent consultants to the Independent Directors), trade organization membership dues, federal and state registration fees and extraordinary expenses.

The Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Manager or its affiliates.

PORTFOLIO MANAGERS

Accounts Managed. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of Accounts	Total Assets
Registered Investment Companies	15	$13,890,515,910
Other Pooled Investment Vehicles	8	$1,104,456,143
Other Accounts	34	$3,696,398,897

Robert H. Steers

	Number of Accounts	Total Assets
Registered Investment Companies	15	$13,890,515,910
Other Pooled Investment Vehicles	8	$1,104,456,143
Other Accounts	34	$3,696,398,897

Joseph M. Harvey

	Number of Accounts	Total Assets of Accounts
Registered Investment Companies	15	$13,890,515,910
Other Pooled Investment Vehicles	8	$1,104,456,143
Other Accounts	34	$3,696,398,897

James S. Corl

	Number of Accounts	Total Assets of Accounts
Registered Investment Companies	15	$13,890,515,910
Other Pooled Investment Vehicles	8	$1,104,456,143
Other Accounts	34	$3,696,398,897

Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
Martin Cohen	None
Robert H. Steers	None
Joseph M. Harvey	None
James S. Corl	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Manager Compensation Structure. Compensation of the Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Manager’s parent, Cohen & Steers, Inc. (“CNS”). The Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Manager’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

Method to Determine Compensation. The Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one-and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Manager does not have any funds or accounts with performance-based management fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Manager varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. The Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income.

While the salaries of the Manager’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

ADMINISTRATIVE SERVICES

Pursuant to the Management Agreement, the Manager also performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying the compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund’s shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. The Manager provides these services for no additional fee to the Fund except for the fee under the Management Agreement.

In accordance with the terms of the Management Agreement and with the approval of the Fund’s Board of Directors the Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street”) as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings; (iv) and responding to shareholder inquiries. The Manager remains responsible for monitoring and overseeing the performance by State Street of its obligations to the Fund under its Sub-Administration Agreement with the Fund, subject to the overall authority of the Fund’s Board of Directors.

The Manager pays for the cost of State Street’s services without any additional charge to the Fund. State Street also serves as the Fund’s custodian and transfer agent. See “Custodian and Transfer and Dividend Disbursing Agent,” below. Boston Financial Data Services (“Boston Financial”), an affiliate of State Street, has been retained by State Street to provide transfer agency services to the Fund and is hereafter sometimes referred to as the “Transfer Agent.”

DISTRIBUTOR

Cohen & Steers Securities, LLC, located at 280 Park Avenue, New York, NY 10017 (the “Distributor”) serves without charge as the Distributor of shares of the Fund. The Distributor is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Manager, which is itself an affiliated person of the Fund. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Fund and the Distributor are affiliated persons of both entities.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of the Fund’s investments and as the Fund’s transfer and dividend disbursing agent. State Street has retained its wholly-owned subsidiary, Boston Financial Data Services, Inc. (the “Transfer

Agent”), to provide transfer and dividend disbursing agency services to the Fund.

Neither State Street nor Boston Financial has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio. The Manager pays for the cost of these services without any additional charge to the Fund.

CODE OF ETHICS

The Fund, the Manager and the Distributor, have adopted a joint code of ethics pursuant to Rule 17j-1 of the 1940 Act and, with respect to the Manager, Rule 204A-1 of the Investment Advisers Act of 1940, as amended that is designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The code of ethics, among other things, prohibits personnel of the Manager and the Distributor from investing in REITs and real estate securities, preferred securities and initial public offerings; requires pre-approval for transactions in private placement and most other securities transactions (including transactions in Cohen & Steers closed-end funds); and requires pre-approval for sales of Cohen & Steers open-end funds. The Fund’s independent Directors are prohibited from purchasing or selling any security if they know or reasonably should know at the time of the transaction that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING

The Fund’s Board of Directors has delegated to the Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund’s portfolio companies shall be voted in accordance with the Manager’s Statement of Policies and Procedures Regarding the Voting of Securities (the “Proxy Voting Policies and Procedures”). The following is a summary of the Proxy Voting Policies and Procedures.

Voting rights are an important component of corporate governance. The Manager has three overall objectives in exercising voting rights:

A. Responsibility. The Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Manager shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, the Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, the Manager shall conduct itself in the same manner as if it were the constructive owner of the securities.

5. To the extent reasonably possible, the Manager shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. The Manager, and its officers and employees shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines that the Manager shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Manager’s decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Manager must be guided by its reasonable judgment to vote in a manner that the Manager deems to be in the best interests of the Fund and its shareholders.

Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Manager always favors compensation plans that align the interests of management and shareholders. The Manager generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be repriced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. The Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (evergreen) feature.

Measures to Increase Executive Long-Term Stock Ownership. The Manager supports measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options. In this respect, the Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Manager also supports employee stock purchase plans, although the Manager generally believes the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

Change of Control Issues

While the Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Manager’s guidelines on change of control issues:

Shareholder Rights Plans. The Manager acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Manager generally votes against any directors who, to its knowledge, without shareholder approval, have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. The Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Manager generally withholds votes at the next shareholder meeting for directors who to its knowledge approved golden parachutes.

Approval of Mergers. The Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Manager supports proposals that seek to lower super-majority voting requirements.

Routine Issues

Director Nominees in a Non-Contested Election. The Manager generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition. The Manager supports the election of a board that consists of at least a majority of independent directors. The Manager generally withholds support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. The Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Manager generally votes against classified boards. The Manager votes in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action. The Manager votes to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting. Having the ability to cumulate votes for the election of directors— that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Manager therefore generally supports proposals to adopt cumulative voting.

Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the

Manager’s general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

Stock Related Items

Increase Additional Common Stock. The Manager’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Manager.

Preemptive Rights. Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Manager votes against adoption of a dual or multiple class capitalization structure.

Social Issues

The Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Manager believes the proposal has significant economic implications.

Other Situations

No set of guidelines can anticipate all situations that may arise. The Manager’s portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

Proxy Voting Procedures

The Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of the Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research’s designee (the “Designee”) shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Manager’s General Counsel shall have overall responsibility for ensuring that the Manager complies with all proxy voting requirements and procedures.

Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Manager:

•	Name of the company

•	Ticker symbol

•	CUSIP number

•	Shareholder meeting date

•	Brief identification of each matter voted upon

•	Whether the matter was proposed by management or a shareholder

•	Whether the Manager voted on the matter

•	If the Manager voted, then how the Manager voted

•	Whether the Manager voted with or against management

The Manager’s General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.

The Manager shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

Conflicts of Interest

There may be situations in which the Manager may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

Business Relationships. This type of conflict would occur if the Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Manager or its affiliate with the company or proponent. In the context of the Manager, this could occur if an affiliate of the Manager has a material business relationship with a company that the Manager has invested in on behalf of the Fund, and the Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate’s relationship.

Personal Relationships. The Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

Familial Relationships. The Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to determine whether a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

Financial Based Materiality. The Manager presumes a conflict to be nonmaterial unless it involves at least $500,000.

Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Manager’s Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, the Manager shall vote in accordance with the advice of a proxy voting service.

The Manager’s General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

Identifying Conflicts. The Manager is responsible for monitoring the relationships of the Manager’s affiliates for purposes of the Manager’s Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Manager’s Investment

Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel (or his designee) shall receive on at least an annual basis from each member of the Manager’s Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

Communication with Investment Committee; Voting of Proxy. If the General Counsel determines that the relationship between the Manager’s affiliate and a company is financially material, he shall communicate that information to the members of the Manager’s Investment Committee and instruct them, and the Designee, that the Manager will vote its proxy based on the advice of a consulting firm engaged by the Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Manager again will vote its proxy based on the advice of a consulting firm engaged by the Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Manager from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which the Manager will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted.)

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect which include underwriting or placement fees. In accordance with procedures approved by the Board, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Manager receives a fee for serving as placement agent to the issuer. The Manager will only cause the Fund to engage in these transactions if the Manager deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Manager’s affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

In selecting a broker to execute each particular transaction, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

In addition, the Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. While it is not the Manager’s policy to “pay up” for these research services, the Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Manager determines in good faith that the commission was reasonable in relation to the value of the research service. Research and investment information is provided by these and other brokers at no cost to the Manager and is available for the benefit of other accounts advised by the Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Manager’s expenses, it is not possible to estimate its value and in the opinion of the Manager it does not reduce the Manager’s expenses in a determinable amount. The extent to which the Manager makes use of statistical, research and other services furnished by brokers is considered by the Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Manager may also take into account payments made by brokers to organizations for providing services to the Fund.

Subject to such policies and procedures as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that the Fund received best execution.

For the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid a total of $834,794, $996,646 and $1,089,456, respectively in brokerage commissions. Of such amount for the fiscal years ended December 31, 2005, 2004 and 2003, $147,289, $381,545 and $334,632, respectively in brokerage commissions was placed with brokers or dealers who provide research and investment information. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2005 was 34%.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The Fund was incorporated on October 13, 1999, as a Maryland corporation and is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value. The Fund presently has one class of shares. The Fund’s shares have no preemptive or conversion rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. The foregoing description is subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional classes and/or series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class and/or series would be governed by the 1940 Act and Maryland law.

DETERMINATION OF NET ASSET VALUE

Net asset value per share is determined by the Fund on each day the New York Stock Exchange is open for trading.

For purposes of determining the Fund’s net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the official closing prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

For purposes of determining the Fund’s net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

SALES OF FUND SHARES

Payment of the price for shares that are sold or “redeemed” may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund’s net asset value per share as described in the Prospectus and in this Statement of Additional Information), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable.

OTHER INFORMATION

The Manager and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services. These payments (“Additional Payments”) are in addition to the compensation these intermediaries receive from shareholder service fees, as described in the Prospectus. These Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for subaccounting, administrative and/

or shareholder processing services that are in addition to the shareholder servicing fees paid by the Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary.

The Manager and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of the Fund, subject to applicable NASD rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

The Fund has elected to be treated as and intends to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on December 31 of the calendar year, and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary dividend income (other than distributions of qualified dividend income as described below). If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the fund receives from REITs will generally not be treated as qualified dividend income. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. The Fund may elect to retain its net capital gain, and if it does so, the Fund will be taxed thereon (except to the extent of any capital loss carryovers) at the applicable corporate tax rate. In such an event, it is expected that the Fund also will elect to treat such gain as having been distributed to you. As a result, you will be required to report your pro rata share of such gain on your tax return as long-term capital gain, will be entitled to claim a tax credit for your pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, including an exchange of shares in the Fund for shares of another Cohen & Steers fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in the Fund for shares of another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

If a shareholder exchanges shares in the Fund held for 90 days or less for shares in another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged Fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

MARKET DISCOUNT BONDS

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

OPTIONS AND HEDGING TRANSACTIONS

The taxation of equity options and over-the-counter options on debt securities is governed by section 1234 of the Code. Pursuant to section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on December 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS—“SECTION 988” GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Manager does not intend to invest a substantial portion of the Fund’s assets in REITs which generate excess inclusion income.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of the average value of its assets held during the taxable year constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marked-to-market gains included in income in prior years.

Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

Dividends from a PFIC and certain other foreign corporations are not eligible for treatment as “qualified dividend income.” See “Distributions” above for a discussion regarding the taxation of qualified dividend income.

Certain other “anti-deferral” rules could apply to the extent the Fund owes 10% or more of the voting powers of the voting stock of a “controlled foreign corporation.”

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. taxation of income from the Fund to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see “Taxation— Investments in Real Estate Investment Trusts,” above)), which tax is generally withheld from such distributions. However, under the American Jobs Creation Act of 2004 (the “Act”), an exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. The Fund does not expect to designate dividends as “interest-related dividends” or “short-term capital gains dividends.”

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In addition, under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described below for income effectively connected. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008.

In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption generally by providing an Internal Revenue Service form W-8BEN. See “Taxation—Backup Withholding,” above.

If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would generally be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder’s U.S. income tax liability on such disposition. Pursuant to the Act, the term “U.S. real property holding corporation” does not include any interest in a “domestically-controlled” regulated investment company. Thus, the sale of stock by a foreign shareholder in a domestically-controlled regulated investment company generally will not be subject to U.S. federal income tax. A domestically-controlled regulated investment company is any regulated investment company in which all times during the testing period described above, 50% or more in value of the stock was owned by U.S. persons. This provision generally applies after December 31, 2004 and before January 1, 2008. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038-4982.

PricewaterhouseCoopers, LLP, located at 300 Madison Avenue, New York, New York 10017, have been appointed as the independent registered public accounting firm for the Fund.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation(1)

(b) By-Laws(1)

(c) The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article SEVENTH, Sections (b) and (c)) and the Registrant’s By-Laws (Article II and Article VI).

(d) Form of Management Agreement(2)

(e) Form of Distribution Agreement(2)

(f) Not Applicable

(g) Form of Custody Agreement(3)

(h)  (i)    Administration Agreement(3)

      (ii)    Form of Transfer Agency Agreement(3)

(i) Opinion and Consent of Counsel(2)

(j) Consent of Independent Registered Public Accounting Firm*

(k) Not Applicable

(l) Investment Representation Letter(2)

(m) Not Applicable

(n) Not Applicable

(p) Code of Ethics(4)

(q)  (i)    Powers of Attorney(1)

      (ii)    Powers of Attorney of Richard E. Kroon and C. Edward Ward, Jr.(5)

(1)	Filed with initial registration statement of October 15, 1999 and incorporated by reference herein.
(2)	Filed with Pre-Effective Amendment No. 1 dated January 12, 2000 and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 1 dated April 27, 2001 and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 5 dated February 25, 2005 and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 6 dated April 29, 2005 and incorporated by reference herein.
*	Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) to this Registration Statement, and Article VIII, Section 1, of the Registrant’s By-Laws filed as Exhibit (b) to this Registration Statement. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) to this Registration Statement and Article VIII, Section 1 through Section 6, of the Registrant’s By-Laws filed as Exhibit (b) to this Registration Statement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s Manager (the “Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Management Agreement filed as Exhibit (d) to this Registration Statement.

The liability of Cohen & Steers Securities, Inc., the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to this Registration Statement.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the Registrant’s shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and other connections of investment adviser

The descriptions of the Manager under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The following is a list of the Directors and Officers of the Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.* (other than noted in this Post-Effective Amendment)

NAME	Position with Advisor	Other Business/Position Held/Dates

Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam Derechin	Chief Operating Officer	*

John J. McCombe	Executive Vice President	*

Douglas R. Bond	Executive Vice President	*

James S. Corl	Executive Vice President	*

Lawrence B. Stoller	Executive Vice President and General Counsel	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Neuberger Berman, Chief Financial Officer, 1999-2005

Lehman Brothers, Managing Director, 2004-2005

William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*

Robert Becker	Senior Vice President	*

Thomas Bohjalian	Senior Vice President	*

David Oakes	Senior Vice President	*

William J. Frischling	Senior Vice President	*

Jay J. Chen	Senior Vice President	*

Bernard Doucette	Senior Vice President -- Chief Accounting Officer	*

Neuberger Berman, Vice President, 2003-2005

Richard E. Helm	Senior Vice President	*

WM Advisors, Inc., Senior Portfolio Manager, 2001-2005

Norbert Berrios	Senior Vice President	*

Anthony Dotro	Senior Vice President	*

Salvatore Rappa	Senior Vice President and Associate General Counsel	*

BlackRock, Inc., Vice President, Counsel, 2000-2004

Robert Tisler	Vice President	*

Terrance R. Ober	Vice President	*

Hoyt Peters	Vice President	*

John McLean	Vice President and Associate General Counsel	*

Blair Lewis	Vice President	*

Scott Collins	Vice President	*

John Cheigh	Vice President	*

Security Capital, Vice President, 1998-2005

Derek Cheung	Vice President	*

HBSC, Head of Property Research, 2000-2005

Sandra Morgan	Vice President	*

Ben Morton	Vice President	*

Pascal van Garderen	Vice President	*

Elaine Zaharis-Nikas	Vice President	*

Frank Zukowski	Vice President	*

Matthew Karcic	Vice President	*

Lisa Phelan	Vice President	*

Avatar Associates, Chief Compliance Officer, 2003-2004

Overture Asset Managers, Chief Compliance Officer 2003-2004

Luis Polit	Vice President	*

Ted Valenti	Vice President	*

Item 27. Principal Underwriters

(a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant.

The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Institutional Realty Fund, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Fund, Inc.

(b) The following are directors and officers of Cohen & Steers Securities, LLC The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Position and Offices with Distributor	Position and Offices with Registrant

Robert H. Steers	President	Co-Chairman and Director
Martin Cohen	Vice President	Co-Chairman and Director
Douglas Bond	Vice President	None
Kevin Crook	Vice President	None
Stephen Dunn	Vice President	None
Jay J. Chen	Assistant Treasurer	Treasurer
John McCombe	Vice President and National Sales Manager	None
Lisa D. Phelan	Vice President and Chief Compliance Officer	Chief Compliance Officer
Salvatore Rappa	Chief Legal Officer	None
Lawrence B. Stoller	Secretary	Secretary
Matthew Stadler	Chief Financial Officer and Treasurer	None

(c) Not applicable.

Item 28. Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company, 225 One Lincoln, Boston, Massachusetts 02111. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of April, 2006.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By	/s/ ADAM DERECHIN
Adam Derechin
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

By	/S/ ADAM DERECHIN	President and Chief Executive Officer (Principal Executive Officer)	April 28, 2006
(Adam Derechin)

By	/S/ JAY J. CHEN	Treasurer (Principal Financial and) Accounting Officer)	April 28, 2006
(Jay J. Chen)

By	/S/ MARTIN COHEN	Co-Chairman and Secretary	April 28, 2006
(Martin Cohen)

By	/S/ ROBERT H. STEERS	Co-Chairman and Secretary	April 28, 2006
(Robert H. Steers)

By	*	Director	April 28, 2006
(Bonnie Cohen)

By	*	Director	April 28, 2006
(George Grossman)

By	*	Director	April 28, 2006
(Richard E. Kroon)

By	*	Director	April 28, 2006
(Richard J. Norman)

By	*	Director	April 28, 2006
(Frank K. Ross)

By	*	Director	April 28, 2006
(Willard H. Smith Jr.)

By	*	Director	April 28, 2006
(C. Edward Ward, Jr.)

*By	/S/ ROBERT H. STEERS		April 28, 2006
Robert H. Steers
as Attorney-in-Fact

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm